Exhibit 99.1

                                  PRIME GROUP
                                  REALTY TRUST

                    Supplemental Operating and Financial Data

                      For the Quarter Ended March 31, 2005






This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.



Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                            Prime Group Realty Trust
                               First Quarter 2005

                                      Index
-------------------------------------------------------------------------------


                                                                           Page
                                                                           ----
Investor Information......................................................   1
Capital Structure.........................................................   2
Financial Highlights......................................................   3
Debt Schedule.............................................................   6
Scheduled Principal Payments and Debt Maturities..........................   7
Property Summary..........................................................   8
Restricted Cash Escrow Summary............................................   9
Tenant Improvements, Leasing Commissions, and Capital Expenditures........  10
Same-Store Operating Income and Net Operating Income Comparison...........  11
Leasing Activity..........................................................  12
Tenant Retention..........................................................  14
Lease Expiration Summary..................................................  15
Largest Tenants...........................................................  16
Portfolio by North American Industry Classification System (NAICS) Code...  17
Board of Trustees and Officers............................................  18

                            Prime Group Realty Trust
                               First Quarter 2005

                              Investor Information
--------------------------------------------------------------------------------


Corporate Headquarters:            Stock Exchange Listing and Trading Symbols:
-----------------------            -------------------------------------------
77 West Wacker Drive, Suite 3900   New York Stock Exchange
Chicago, Illinois 60601            Common Shares Trading Symbol: PGE
Telephone: (312) 917-1300          Preferred Shares Trading Symbol: PGEPRB
Facsimile:  (312) 917-1310
Website: www.pgrt.com


Investor Relations:                Transfer Agent Services:
-------------------                ------------------------
Telephone: (312) 917-8788          LaSalle Bank N.A.
Facsimile:  (312) 917-1597         Telephone: (800) 246-5761
E-mail: investorrelations@pgrt.com


Independent Registered Accounting Firm:
---------------------------------------
Ernst & Young, LLP
Chicago, Illinois

                            Prime Group Realty Trust
                               First Quarter 2005

                     Capital Structure as of March 31, 2005
--------------------------------------------------------------------------------


Equity:                                                            Shares      Closing
-------                                                          Outstanding    Price
                                                                 -----------    -----
Common Shares                                                     23,681,371      $7.16      $169,558,616
Operating Partnership Units                                        3,076,586       7.16        22,028,356
Series B Preferred Shares and Accrued Distributions                                           113,500,000
                                                                                        ------------------
  Equity Market Capitalization                                                               $305,086,972
                                                                                        ------------------


Debt:
-----
Mortgage Notes Payable                                                                       $426,432,808
                                                                                        ------------------
  Total Debt(1)                                                                              $426,432,808
                                                                                        ------------------


Total Market Capitalization                                                                  $731,519,780
                                                                                        ==================


(1) Excludes joint venture debt.

                            Prime Group Realty Trust
                               First Quarter 2005

                              Financial Highlights
--------------------------------------------------------------------------------


                                                                                Three Months Ended
                                                         ---------------------------------------------------------------
Consolidated Statements of Operations (per GAAP):(1)     Mar 31, 2005 Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004
----------------------------------------------------     ------------ ------------ ------------ ------------ ------------

Rental Revenue and Tenant Reimbursements                  $26,534,000  $26,787,000  $27,097,000 $27,186,000 $27,343,000
Other Revenue                                               1,954,000    2,271,000    1,835,000   1,870,000   2,161,000
                                                         ------------ ------------ ------------ ------------ -----------
Total Revenue                                              28,488,000   29,058,000   28,932,000  29,056,000  29,504,000
Operating Expenses                                        (25,062,000) (24,282,000) (23,560,000)(23,189,000)(23,160,000)
                                                         ------------ ------------ ------------ ------------ ------------
Operating Income                                            3,426,000    4,776,000    5,372,000   5,867,000   6,344,000
Loss from Investments in Unconsolidated Joint Ventures     (3,057,000)  (3,581,000)  (3,449,000) (4,560,000) (3,288,000)
Other Income                                                  578,000       75,000      539,000     348,000     655,000
Interest Expense                                           (6,771,000)  (6,814,000)  (7,271,000) (7,205,000) (7,210,000)
Amortization of Deferred Financing Costs                     (256,000)    (426,000)    (456,000)   (422,000)   (363,000)
                                                         ------------ ------------ ------------ ------------ ------------
Loss from Continuing Operations before Minority Interests  (6,080,000)  (5,970,000)  (5,265,000) (5,972,000) (3,862,000)
Minority Interests                                            958,000      966,000      805,000   1,043,000     644,000
                                                         ------------ ------------ ------------ ------------ ------------
Loss from Continuing Operations                            (5,122,000)  (5,004,000)  (4,460,000) (4,929,000) (3,218,000)
Discontinued Operations Net of Minority Interests             947,000    6,829,000    1,628,000      28,000  (1,764,000)
Gain/(Loss) on Sales of Real Estate                         8,758,000     (397,000)     (17,000)    (61,000)    (18,000)
                                                         ------------ ------------ ------------ ------------ ------------
Net Income/(Loss)                                           4,583,000    1,428,000   (2,849,000) (4,962,000) (5,000,000)
Net Income Allocated to Preferred Shareholders             (2,250,000)  (2,250,000)  (2,250,000) (2,250,000) (2,250,000)
                                                         ------------ ------------ ------------ ------------ ------------
Net Income/(Loss) Available to Common Shareholders         $2,333,000    $(822,000) $(5,099,000)$(7,212,000)$(7,250,000)
                                                         ============ ============ ============ ===========  ===========

Net Income/(Loss) per Weighted Average Share
  Available to Common Shareholders                              $0.10       $(0.03)      $(0.22)     $(0.30)     $(0.31)
                                                         ============ ============ ============ ===========  ===========


(1) Prior period results reflect reclassification of properties sold during 2004 from continuing operations to discontinued operations.


                            Prime Group Realty Trust
                               First Quarter 2005

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Three Months Ended
                                                           ------------------------------------------------------------
Funds from Operations:(1)                                  Mar 31, 2005 Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004
----------------------------------------------------       ------------ ------------ ------------ ------------ ------------

Net Income/(Loss) Available to Common Shareholders           $2,333,000   $(822,000)$(5,099,000)$(7,212,000)$(7,250,000)
Real Estate Depreciation and Amortization                     5,244,000   5,405,000   5,030,000   5,149,000   5,108,000
Amortization of Costs for Leases Assumed                         69,000      72,000      72,000      72,000      72,000
Joint Venture Adjustments                                     4,480,000   5,275,000   4,487,000   4,490,000   4,388,000
Adjustment for Discontinued Operations                         (586,000) (6,907,000)     84,000   1,394,000   1,846,000
(Gain)/Loss on Sale of Operating Property, Net of Minority
 Interests                                                   (8,758,000)    408,000      15,000      52,000      18,000
Minority Interests                                             (958,000)   (966,000)   (805,000) (1,043,000)   (644,000)
                                                            ------------ ----------  ----------  ---------- -----------
Funds from Operations Available to Common Share/Unit Holders $1,824,000  $2,465,000  $3,784,000  $2,902,000  $3,538,000
                                                            ============ =========== ==========  ========== ===========

Funds from Operations per Weighted Average Share
  Available to Common Share/Unit Holders                          $0.07       $0.09       $0.14       $0.11       $0.13
                                                            ============ ==========  ==========  ========== ===========



                                                                                 Three Months Ended
                                                            ------------------------------------------------------------
Consolidated Statements of Cash Flows:                     Mar 31, 2005 Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004
----------------------------------------------------       ------------ ------------ ------------ ------------ ------------

Net Cash Provided by/(Used in) Operating Activities         $(3,707,000) $3,864,000 $10,538,000 $10,725,000 $(3,019,000)
Net Cash Provided by/(Used in) Investing Activities          10,718,000  68,857,000  (7,120,000) 57,319,000  (2,443,000)
Net Cash Provided by/(Used in) Financing Activities          (3,273,000)(38,762,000) (3,595,000)(62,827,000)  5,586,000
                                                            ------------ ----------  ----------  ---------- -----------
Net Increase/(Decrease) in Cash and Cash Equivalents          3,738,000  33,959,000    (177,000)  5,217,000     124,000
Cash and Cash Equivalents at Beginning of the Period         71,731,000  37,772,000  37,949,000  32,732,000  32,608,000
                                                            ------------ ----------  ----------  ---------- -----------
Cash and Cash Equivalents at End of the Period              $75,469,000 $71,731,000 $37,772,000 $37,949,000 $32,732,000
                                                            ============ ==========  ==========  ========== ===========

(1) Prior period results reflect reclassification of properties sold during 2004 from continuing operations to discontinued operations.

                            Prime Group Realty Trust
                               First Quarter 2005

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                     As of
                                                       -----------------------------------------------------------------
Consolidated Balance Sheets:                           Mar 31, 2005 Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004
---------------------------                            ------------ ------------ ------------ ------------ -------------

Total Assets                                           $759,727,000 $767,363,000 $865,492,000 $870,596,000 $934,135,000
                                                       ============ ============ ============ ============ =============

Mortgages and Notes Payable                            $426,433,000 $427,445,000 $516,484,000 $517,829,000 $578,406,000
Other Liabilities                                        66,048,000   75,340,000   83,504,000   82,292,000   77,944,000
Minority Interests                                       19,457,000   19,154,000   19,290,000   19,947,000   20,924,000
Shareholders' Equity                                    247,789,000  245,424,000  246,214,000  250,528,000  256,861,000
                                                       ------------ ------------ ------------ ------------ -------------
Total Liabilities and Shareholders' Equity             $759,727,000 $767,363,000 $865,492,000 $870,596,000 $934,135,000
                                                       ============ ============ ============ ============ =============



                                                                               Three Months Ended
                                                       -----------------------------------------------------------------
Common Stock (PGE) Data:                               Mar 31, 2005 Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004
------------------------                               ------------ ------------ ------------ ------------ -------------

High Closing Price                                            $7.22        $6.43        $5.83        $6.48        $6.71
Low Closing Price                                             $6.31        $5.69        $5.15        $5.06        $6.06
Average Closing Price                                         $6.75        $6.18        $5.43        $5.55        $6.29
End of Period Closing Price                                   $7.16        $6.43        $5.70        $5.28        $6.44
Outstanding Common Shares (end of period)                23,681,371   23,681,371   23,681,371   23,681,371   23,671,996
Outstanding Operating Partnership Units (end of period)   3,076,586    3,076,586    3,076,586    3,076,586    3,076,586



                                                                               Three Months Ended
                                                       -----------------------------------------------------------------
Series B Preferred (PGEPRB) Data:                      Mar 31, 2005 Dec 31, 2004 Sep 30, 2004 Jun 30, 2004 Mar 31, 2004
---------------------------------                      ------------ ------------ ------------ ------------ -------------

High Closing Price                                           $27.30       $25.80       $25.95       $25.42       $25.79
Low Closing Price                                            $24.80       $24.40       $23.96       $23.33       $23.85
Average Closing Price                                        $25.83       $25.07       $25.09       $24.39       $24.40
End of Period Closing Price                                  $26.50       $24.75       $25.39       $24.20       $25.79
Outstanding Series B Preferred Shares (end of period)     4,000,000    4,000,000    4,000,000    4,000,000    4,000,000

                            Prime Group Realty Trust
                               First Quarter 2005

                       Debt Schedule as of March 31, 2005
-------------------------------------------------------------------------------


                                                                                             Maximum
                                                                                             Interest          Maturity
                                                                                              Rate              Date
                                                                          Principal  Interest with   Maturity   with
           Collateral                       Lender             Debt Type   Balance     Rate   Hedge    Date   Extensions
           ----------                       ------             ---------   -------     ----   -----    ----   ----------

Fixed Rate Debt:
----------------
Continental Towers(1)           Prudential C Life              Senior    $65,558,000    7.22%        01/05/13
Olympian/1051 Kirk Road         CIBC Oppenheimer               Senior     15,281,000    7.17%        05/01/08
Narco River Business Center     CIBC Oppenheimer               Senior      2,613,000    8.68%        12/01/09
Brush Hill Office Court         Deutsche Banc Mortgage Capital Senior      7,897,000    8.76%        01/01/10
7100 Madison Avenue             Greenwich Capital              Senior      3,765,000    8.44%        05/01/10
Jorie Plaza                     LaSalle Bank, N.A.             Senior     22,059,000    8.33%        12/01/10
208 South LaSalle Street        Capital Company of America     Senior     42,422,000    7.79%        04/11/13
Enterprise Office Center II     Deutsche Banc Mortgage Capital Senior      5,788,000    7.63%        03/01/11
180 North LaSalle Street        Greenwich Capital              Senior     66,049,000    5.43%        02/01/11
                                                                        -------------
  Total Fixed Rate Debt                                                 $231,432,000
                                                                        -------------

Variable Rate Debt:
-------------------
IBM Plaza                       Lehman Brothers Bank FSB       Senior    130,212,000    4.24%   8.03%03/09/06  03/09/08
IBM Plaza                       Lehman Brothers Bank FSB       Mezzanine  64,788,000    8.51%  12.30%03/09/06  03/09/08
                                                                        -------------
  Total Variable Rate Debt                                              $195,000,000
                                                                        -------------

Total Debt                                                              $426,432,000
                                                                        =============


Non-Consolidated Joint Venture Debt:
-----------------------------------

77 West Wacker Drive            Merrill Lynch                  Senior   $166,000,000    5.70%        11/01/13
Bank One Center                 Helaba Bank                    Senior    247,500,000    5.47%        10/01/10
Bank One Center                 Helaba Bank                    Senior     22,500,000    5.18%        10/01/10
Thistle Landing                 Wells Fargo                    Senior     24,118,000    5.50%        06/15/05
                                                                        -------------
Total Non-Consolidated Joint Venture Debt                               $460,118,000
                                                                        =============


(1) The Company refinanced the Continental Towers debt on May 5, 2005 with SunAmerica Life Insurance Company. The new senior loan has a principal balance of $75,000,000, an interest rate of LIBOR plus 1.75%, a maturity date of May 1, 2008, and two one-year extension options. The Company purchased a LIBOR cap for this loan that caps the total interest rate at 8.25% through May 1, 2008.

                            Prime Group Realty Trust
                               First Quarter 2005

               Scheduled Principal Payments and Debt Maturities(1)
-------------------------------------------------------------------------------


                   Debt Retired on Initial Maturity Dates                              Extension Options Exercised
          ---------------------------------------------------------     ----------------------------------------------------------
             Scheduled                                                     Scheduled
             Principal         Debt                        Percent         Principal         Debt                        Percent
 Year(2)     Payments       Maturities         Total       of Debt         Payments       Maturities        Total        of Debt
 -------     --------       ----------         -----       -------         --------       ----------        -----        -------
     2005    $ 2,985,000     $          -    $  2,985,000      0.7%        $ 2,985,000    $          -    $  2,985,000        0.7%
     2006      4,290,000      195,000,000     199,290,000     46.7%          4,290,000               -       4,290,000        1.0%
     2007      4,604,000                -       4,604,000      1.1%          4,604,000               -       4,604,000        1.1%
     2008      4,716,000       14,494,000      19,210,000      4.5%          4,716,000     209,494,000     214,210,000       50.2%
     2009      4,985,000        2,359,000       7,344,000      1.7%          4,985,000       2,359,000       7,344,000        1.7%
Thereafter    13,363,000      179,637,000     193,000,000     45.3%         13,363,000     179,637,000     193,000,000       45.3%
          --------------   --------------   -------------  -------      --------------   -------------  --------------  ----------
Total        $34,943,000     $391,490,000    $426,433,000    100.0%        $34,943,000    $391,490,000    $426,433,000      100.0%
          ==============   ==============   =============  =======      ==============   =============  ==============  ==========


(1) Excludes joint venture debt.
(2) Amounts for 2005 are for the period April 1, 2005 through December 31, 2005.

                            Prime Group Realty Trust
                               First Quarter 2005

                      Property Summary as of March 31, 2005
--------------------------------------------------------------------------------


                                                         Year Built/    Net Rentable    Square Feet        Percent Occupied
                                                                                                     -----------------------------
             Property                   City/State        Renovated     Square Feet      Occupied    03/31/05 12/31/04   03/31/04
             --------                   ----------        ---------     -----------      --------    -----------------   --------

Wholly Owned Properties:
------------------------
180 North LaSalle Street           Chicago, IL               1972/1999        767,605        606,170     79.0%    81.0%      78.4%
208 South LaSalle Street           Chicago, IL               1914/1956        867,349        749,333     86.4%    86.7%      88.1%
IBM Plaza                          Chicago, IL                    1971      1,367,154      1,202,919     88.0%    88.0%      89.0%
7100 Madison                       Willowbrook, IL                1998         50,157         50,157    100.0%   100.0%     100.0%
Atrium Building                    Naperville, IL                 1979         65,385         58,395     89.3%    89.3%      87.7%
Brush Hill Office Court            Westmont, IL                   1986        109,988         97,556     88.7%    88.7%      99.0%
Continental Towers                 Rolling Meadows, IL  1977/1979/1981        920,355        686,877     74.6%    77.6%      71.9%
Enterprise Office Center II        Westchester, IL           1998/1999         62,619         54,270     86.7%    86.7%      86.7%
Jorie Plaza                        Oak Brook, IL             1961/1992        191,666        191,666    100.0%   100.0%     100.0%
1051 Kirk Road (industrial)        Batavia, IL                    1990        120,004        120,004    100.0%   100.0%     100.0%
Narco River Business Center        Calumet City, IL               1981         64,977         52,595     80.9%    80.9%      82.1%
Olympian Office Center             Lisle, IL                      1989        165,673        135,287     81.7%    88.4%      93.1%
                                                                       -------------- -------------- --------- -------- ----------
Total Wholly Owned Properties                                               4,752,932      4,005,229     84.3%    85.5%      84.9%
                                                                       -------------- -------------- --------- -------- ----------

Joint Venture Properties:
-------------------------
Bank One Center                    Chicago, IL                    2003      1,507,749      1,131,773     75.1%    72.4%      68.5%
77 West Wacker Drive               Chicago, IL                    1992        945,365        892,889     94.4%    93.8%      92.2%
Thistle Landing                    Phoenix, AZ                    2000        383,509        282,503     73.7%    73.7%      73.2%
                                                                       -------------- -------------- --------- -------- ----------
Total Joint Venture Properties                                              2,836,623      2,307,165     81.3%    79.7%      77.1%
                                                                       ============== ============== ========= ======== ==========

Total Portfolio                                                             7,589,555      6,312,394     83.2%    83.3%      82.0%
                                                                       ============== ============== ========= ======== ==========

                   Prime Group Realty Trust
                      First Quarter 2005

         Restricted Cash Escrows as of March 31, 2005
--------------------------------------------------------------


                                                   Amount
                                               ---------------
Wholly Owned Properties:
------------------------
Tenant Improvements and Leasing Commissions       $15,041,000
Lease Liability                                    10,115,000
Real Estate Taxes and Insurance                     3,711,000
Capital and Repairs                                 1,214,000
Other Escrow Accounts                               6,198,000
                                               ---------------
Total Wholly Owned Properties                     $36,279,000
                                               ===============


Joint Venture Properties:
-------------------------
Tenant Improvements and Leasing Commissions       $19,845,000
Real Estate Taxes and Insurance                     1,429,000
Capital and Repairs                                 1,798,000
Other Escrow Accounts                               2,884,000
                                               ---------------
Total Joint Venture Properties                    $25,956,000
                                               ===============

                            Prime Group Realty Trust
                               First Quarter 2005

       Tenant Improvements, Leasing Commissions, and Capital Expenditures
--------------------------------------------------------------------------------


                                                               Three Months Ended March 31, 2005
                                                 ------------------------------------------------------------
                                                      Tenant        Leasing       Capital
                                                   Improvements   Commissions   Expenditures         Total
                                                   ------------   -----------   ------------     ------------

Wholly Owned Properties                               $1,441,000    $1,029,000    $1,248,000       $3,718,000
                                                 =============== =============  ============     ============

Joint Venture Properties(1)                           $  819,000    $  706,000    $  206,000       $1,731,000
                                                 =============== =============  ============     ============


(1) Includes expenditures for Bank One Center that were funded by the senior financing and escrows.

                            Prime Group Realty Trust
                               First Quarter 2005

   GAAP Reconciliation of Operating Income to Same-Store Net Operating Income
--------------------------------------------------------------------------------


                                                                             Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                                        March 31, 2005                                 March 31, 2004
                                         --------------------------------------------   --------------------------------------------
                                              Same        Corporate/                         Same        Corporate/
                                              Store       Operating                          Store       Operating
                                           Properties    Partnership       Total          Properties    Partnership       Total
                                         --------------------------------------------   --------------------------------------------

Operating Income                            $ 7,969,000   $(4,543,000)    $3,426,000        $9,212,000   $(2,868,000)    $6,344,000
  Less: Properties not Held in Both
   Periods                                            -             -              -           (32,000)            -        (32,000)
                                             ----------   -----------     ----------        ----------   -----------     ----------
Same-Store Operating Income                   7,969,000    (4,543,000)     3,426,000         9,180,000    (2,868,000)     6,312,000

Less:
-----
  Lease Termination Fees                              -             -              -          (339,000)            -       (339,000)
  Services Company Revenues                           -    (1,022,000)    (1,022,000)                -    (1,270,000)    (1,270,000)
  Real Estate Taxes                                   -       (59,000)       (59,000)                -        25,000         25,000
  Depreciation and Amortization               5,259,000       315,000      5,574,000         5,072,000       368,000      5,440,000
  General and Administrative                          -     2,424,000      2,424,000                 -     2,479,000      2,479,000
  Services Company Operations                         -       775,000        775,000                 -     1,266,000      1,266,000
  Severence Costs                                     -       176,000        176,000                 -             -              -
  Strategic Alternatives Costs                        -     1,934,000      1,934,000                 -             -              -
  Straight-Line Rent Adjustment                 (25,000)            -        (25,000)         (588,000)            -       (588,000)
                                             ----------   -----------     ----------        ----------   -----------     ----------

Same-Store Net Operating Income(1)          $13,203,000   $         -    $13,203,000       $13,325,000   $         -    $13,325,000
                                            ===========   ===========    ===========       ===========   ===========    ===========


Percentage Increase/(Decrease):
-------------------------------
Same-Store Operating Income                       -13.2%
Same-Store Net Operating Income                    -0.9%


(1) Same-store net operating income is a non-GAAP financial measure. In arriving at same-store net operating income, the Company excluded lease termination fee income, depreciation and amortization, and the effects of straight-line rent. The Company believes the exclusion of these items provides investors a meaningful comparison of income generated by the Company's properties.

                            Prime Group Realty Trust
                               First Quarter 2005

                   Leasing Activity During First Quarter 2005
--------------------------------------------------------------------------------



                                                 Wholly          Joint
                                                 Owned          Venture           Total
                                               Properties      Properties       Portfolio
                                               ----------      ----------       ---------

12/31/04 Square Feet Occupied                     4,069,518       2,253,809         6,323,327
12/31/04 Percent Occupied                              85.5%           79.7%             83.3%

----------------------------------------------------------------------------------------------

Number of New Leases Commencing                           8               1                 9
Square Feet of New Leases Commencing                 20,432           4,708            25,140

----------------------------------------------------------------------------------------------

Number of Expansions Commencing                           6               1                 7
Square Feet of Expansions Commencing                 33,555          48,648            82,203

----------------------------------------------------------------------------------------------

Number of Move Outs                                      21               -                21
Square Feet of Move Outs                            107,521               -           107,521

----------------------------------------------------------------------------------------------

Number of Lease Terminations                              3               -                 3
Square Feet of Lease Terminations                    10,755               -            10,755

----------------------------------------------------------------------------------------------

03/31/05 Square Feet Occupied                     4,005,229       2,307,165         6,312,394
03/31/05 Net Rentable Square Feet(1)              4,752,932       2,836,623         7,589,555
03/31/05 Percent Occupied                              84.3%           81.3%             83.2%


(1) Net Rentable Square Feet may change periodically due to the effects of acquisitions, dispositions, and BOMA remeasurement.

                            Prime Group Realty Trust
                               First Quarter 2005

                   Tenant Retention During First Quarter 2005
--------------------------------------------------------------------------------



                                                                           Wholly            Joint
                                                                            Owned           Venture           Total
                                                                         Properties       Properties        Portfolio
                                                                         ----------       ----------        ---------

Number of Renewals(1)                                                               20                -                20
Number of Extensions(1)                                                              6                -                 6

--------------------------------------------------------------------------------------------------------------------------

Square Feet up for Renewal(2)                                                  164,872                -           164,872

Square Feet of Leases Renewed                                                   46,705                -            46,705
Square Feet of Leases Extended                                                  10,646                -            10,646
                                                                      ----------------------------------------------------
Total Retained                                                                  57,351                -            57,351
Percent Retained                                                                  34.8%             N/A              34.8%

--------------------------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Including Straight-Line Rent(3)                           $26.78               $-            $26.78
New Gross Rental Rate Including Straight-Line Rent(3)                           $23.72               $-            $23.72
Percent Change in Gross Rental Rate                                              -11.4%             N/A             -11.4%

--------------------------------------------------------------------------------------------------------------------------

Old Gross Rental Rate Excluding Straight-Line Rent(4)                           $27.63               $-            $27.63
New Gross Rental Rate Excluding Straight-Line Rent(4)                           $23.76               $-            $23.76
Percent Change in Gross Rental Rate                                              -14.0%             N/A             -14.0%


(1) Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months. Excludes all month-to-month leases including leases with lease terms under 12 months.

(2) Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations. Also excludes renewals/extensions having a term of less than 12 months.

(3) Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.

(4) Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.

                            Prime Group Realty Trust
                               First Quarter 2005

               Lease Expiration Summary - Wholly Owned Properties
--------------------------------------------------------------------------------


                                  Percent of
                Net Rentable     Net Rentable                          Percent of       Annual Base
    Year        Square Feet       Square Feet       Annual Base       Annual Base         Rent per
  of Lease       Subject to       Subject to          Rent of           Rent of        Square Foot of
Expiration(3) Expiring Leases(1) Expiring Leases   Expiring Leases   Expiring Leases   Expiring Leases
------------- ----------------- ----------------   ---------------   ---------------   ---------------

        2005(2)        428,782             11.0%        $6,127,585               9.0%           $14.29
        2006           644,454             16.6%         8,557,820              12.5%            13.28
        2007           410,683             10.6%         8,160,507              12.0%            19.87
        2008           445,715             11.5%         6,754,998               9.9%            15.16
        2009           293,057              7.5%         5,400,908               7.9%            18.43
        2010           525,066             13.5%        13,279,899              19.5%            25.29
        2011           237,159              6.1%         4,869,414               7.1%            20.53
        2012           184,849              4.8%         3,697,166               5.4%            20.00
        2013           162,151              4.2%         2,752,508               4.0%            16.97
        2014           300,550              7.7%         3,241,827               4.8%            10.79
 Thereafter            253,446              6.5%         5,397,182               7.9%            21.30
             -----------------    --------------    --------------    ----------------   --------------
Total                3,885,912            100.0%       $68,239,814             100.0%           $17.56
             =================    ==============    ==============    ================   ==============


(1) Excludes month-to-month leases and leases at joint venture properties.
(2) Expiring leases for the period April 1, 2005 through December 31, 2005.
(3) Expirations include leases expiring December 31, 2005 of each year.

                            Prime Group Realty Trust
                               First Quarter 2005

               Lease Expiration Summary - Joint Venture Properties
--------------------------------------------------------------------------------


                                   Percent of
                Net Rentable      Net Rentable                         Percent of
    Year        Square Feet       Square Feet       Annual Base       Annual Base       Annual Base
  of Lease       Subject to        Subject to         Rent of           Rent of         Rent PSF of
Expiration(3) Expiring Leases(1) Expiring Leases   Expiring Leases   Expiring Leases   Expiring Leases
------------- ----------------- ----------------   ---------------   ---------------   ---------------

        2005(2)         54,559               2.4%         $879,989               1.3%           $16.13
        2006            23,273               1.0%          586,816               0.9%            25.21
        2007           451,865              20.2%       13,796,815              20.2%            30.53
        2008            28,039               1.3%          783,780               1.1%            27.95
        2009            58,016               2.6%          791,895               1.2%            13.65
 Thereafter          1,625,522              72.5%       51,606,524              75.3%            31.75
             -----------------    --------------    --------------    ----------------   --------------
Total                2,241,274             100.0%      $68,445,819             100.0%           $30.54
             =================    ==============    ==============    ================   ==============


(1) Excludes month-to-month leases.
(2) Expiring leases for the period April 1, 2005 through December 31, 2005.
(3) Expirations include leases expiring December 31, 2005 of each year.

                     Prime Group Realty Trust
                        First Quarter 2005

               Largest Tenants by Annual Gross Rent
------------------------------------------------------------------


                                                      Percent of
                                      Year to Date      Total
              Tenant(1)               Gross Rent(2)   Gross Rent
              ---------               -------------   ----------

Jenner & Block                           $3,570,000          12.5%
IBM Corporation                           1,981,000           7.0%
ST Holdings Inc(3)                        1,631,000           5.7%
ABN AMRO                                  1,418,000           5.0%
Accenture                                 1,360,000           4.8%
Ameriquest                                  859,000           3.0%
Aon Consulting                              675,000           2.4%
Fifth Third Bank                            668,000           2.4%
Ameritech Information Systems(4)            489,000           1.7%
Central Parking (parking lease)             477,000           1.7%
                                     -----------------------------
Total                                   $13,128,000          46.2%
                                     =============================


(1) Excludes joint venture properties.
(2) Annual Gross Rent excludes straight-line rent.
(3) Lease is guaranteed by Sears, Roebuck and Co.
(4) Ameritech Information Systems is a wholly owned subsidiary of SBC Communications.

                            Prime Group Realty Trust
                               First Quarter 2005

     Portfolio by North American Industry Classification System (NAICS) Code
--------------------------------------------------------------------------------


                                                             Percent of     Percent of
 NAICS                                                       Total Base    Total Square
 Code                  Classification                         Rent(1)        Feet(1)
 ----                  --------------                         -------        -------

     54 Professional, Scientific, and Technical Services       40.2%          35.7%
     52 Finance and Insurance                                  17.7%          20.4%
     31 Manufacturing                                          10.2%          11.8%
     51 Information                                             7.9%           7.6%
     53 Real Estate and Rental and Leasing                      7.4%           4.7%
     55 Management of Companies and Enterprises                 3.6%           2.9%
     62 Healthcare and Social Assistance                        3.5%           4.3%
     44 Retail Trade                                            2.2%           0.8%
        Other                                                   7.3%          11.8%
                                                                ----         ------
                                                              100.0%         100.0%
                                                              ======         ======


(1) Excludes joint venture properties.

                            Prime Group Realty Trust
                               First Quarter 2005

                         Board of Trustees and Officers
-------------------------------------------------------------------------------


Board of Trustees                                                    Officers
-------------------------------------------------------------------- --------------------------------------------------------------

Douglas Crocker II                                                   Jeffrey A. Patterson
Chairman of the Board of Trustees, Prime Group Realty Trust          President and Chief Executive Officer
Principal, DC Partners LLC
                                                                     Steven R. Baron
Ray H. D'Ardenne                                                     Executive Vice President, CBD Office Leasing
Managing Partner, Westfield Capital Partners
                                                                     Richard M. FitzPatrick
Jacque M. Ducharme                                                   Executive Vice President, Chief Financial Officer
Vice Chairman Western Region and Director, Julien J. Studley, Inc.
                                                                     James F. Hoffman
Daniel A. Lupiani                                                    Executive Vice President, General Counsel and Secretary
President, Lupiani & Associates, LLC
                                                                     John F. Bucheleres
Stephen J. Nardi                                                     Senior Vice President, CBD Office Leasing
President, The Nardi Group LLC
                                                                     Paul G. Del Vecchio
Christopher J. Nassetta                                              Senior Vice President, Capital Markets
President and Chief Executive Officer, Host Marriott Corporation
                                                                     Roy P. Rendino
Jeffrey A. Patterson                                                 Senior Vice President, Finance and Chief Accounting Officer
President and Chief Executive Officer, Prime Group Realty Trust
                                                                     Randel S. Waites
                                                                     Senior Vice President, Asset Management